UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2016

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LIFE PARTNERS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Texas	0-7900	74-2962475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

204 Woodhew Waco, Texas	76712
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (254) 751-7797

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD.

On February 22, 2016, Life Partners Holdings, Inc. (the “Company”) and its direct and indirect subsidiaries, Life Partners, Inc. and LPI Financial Services, Inc., filed with the United States Bankruptcy Court for the Northern District of Texas unaudited and unreviewed monthly operating reports for the Company and its direct and indirect subsidiaries for the month ended January 31, 2016 (the “Monthly Operating Reports”). The Monthly Operating Reports are attached to this current report on Form 8-K as Exhibit 99.1 through Exhibit 99.3 and are incorporated herein by reference.

Limitation on Incorporation by Reference:

In accordance with general instruction B.2 of Form 8-K, the information in Item 7.01 of this report, including Exhibit 99.1 through Exhibit 99.3, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Monthly Operating Report for the month ended January 31, 2016 for Life Partners Holdings, Inc.

99.2	Monthly Operating Report for the month ended January 31, 2016 for Life Partners, Inc.

99.3	Monthly Operating Report for the month ended January 31, 2016 for LPI Financial Services, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE PARTNERS HOLDINGS, INC.

Date: February 22, 2016	By:	/s/ Colette Pieper
Colette Pieper
Chief Executive Officer

INDEX TO EXHIBITS

Item	Exhibit
99.1	Monthly Operating Report for the month ended January 31, 2016 for Life Partners Holdings, Inc.

99.2	Monthly Operating Report for the month ended January 31, 2016 for Life Partners, Inc.

99.3	Monthly Operating Report for the month ended January 31, 2016 for LPI Financial Services, Inc.